Exhibit 99.2

WHITE ROCK ENERGY PROPERTIES

Statements of Revenues and Direct Operating Expenses

Years Ended December 31, 2024 and 2023

Independent Auditors’ Report

To the Partners

TXO Partners, L.P.:

Report on the Audit of the Statements of Revenues and Direct Operating Expenses

Opinion

We have audited the accompanying statements of revenues and direct operating expenses (the Statements) of certain oil and gas properties acquired from White Rock Energy (the Properties) by TXO Partners, L.P. (the Partnership) for the years ended December 31, 2024 and 2023, and the related notes to the Statements.

In our opinion, the Statements present fairly, in all material respects, the revenues and direct operating expenses of the Properties for the years ended December 31, 2024 and 2023 in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Statements section of our report. We are required to be independent of the Partnership and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis of Accounting

The accompanying Statements referred to above were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The Statements are not intended to be a complete presentation of the operations of the Properties.

Other Matter

U.S. generally accepted accounting principles require that the Supplementary Oil and Gas Disclosures contained herein be presented to supplement the basic Statements. Such information, although not a part of the basic Statements, is required by the Financial Accounting Standards Board who considers it to be an essential part of the financial reporting for placing the basic Statements in an appropriate operational, economic, or historical context. We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States of America, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the basic Statements, and other knowledge we obtained during our audit of the basic Statements. We do not express an opinion or provide any assurance on the information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.

Responsibilities of Management for the Statements

Management is responsible for the preparation and fair presentation of the Statements in accordance with U.S. generally accepted accounting principles; and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statements that are free from material misstatement, whether due to fraud or error.

In preparing the Statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Properties ability to continue as a going concern for one year after the date that the Statements are issued.

Auditors’ Responsibilities for the Audit of the Statements

Our objectives are to obtain reasonable assurance about whether the Statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the Statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the Statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the Statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control related to the Properties. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the Statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Properties’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Fort Worth, Texas

October 8, 2025

TXO Partners, LP

White Rock Energy Statements of Revenues and Direct Operating

Expenses of the Williston Basin Properties (as described in Note 1)

(in thousands)

	Years ended December 31,
	2024	2023
REVENUES
Oil and condensate	$144,478	$97,269
Natural gas liquids	6,134	5,571
Natural gas	1,926	2,953

Total Revenues	152,538	105,793

DIRECT OPERATING EXPENSES
Production	22,030	15,573
Taxes, transportation and other	12,637	14,609

Total Direct Operating Expenses	34,667	30,182

Revenues in Excess of Direct Operating Expenses	$117,871	$75,611

See accompanying notes to Statements of Revenues and Direct Operating Expenses.

Notes to the Statements of Revenues and Direct Operating Expenses

of the White Rock Energy Properties

(1) Basis of Presentation

On July 31, 2025, TXO Partners, LP (“TXO”), through its wholly-owned subsidiary, MorningStar Operating LLC, completed an acquisition of producing properties in the Greater Williston Basin of Montana and North Dakota (“Williston Basin Properties”) from White Rock Energy, LLC, a Delaware limited liability company (“White Rock”) for cash consideration of $338.6 million, including a deferred payment of $70 million which is due on July 31, 2026. The purchase price was allocated primarily to proved properties. The acquisition was funded by cash on hand from the offering of TXO common units and borrowings under the TXO credit facility.

The accompanying audited statement includes revenues from oil, natural gas liquids and natural gas production and direct operating expenses associated with the Williston Basin Properties and were derived from White Rock historical accounting records. The accompanying statements vary from a complete income statement in accordance with US GAAP in that they do not reflect certain indirect expenses that were incurred in connection with the ownership and operation of the Williston Basin Properties including, but not limited to, general and administrative expenses, interest expense and income tax expense. These costs were not separately allocated to the Williston Basin Properties in the accounting records of White Rock. In addition, these allocations, if made using historical general and administrative structures and tax burdens, would not produce allocations that would be indicative of the historical performance of the Williston Basin Properties had it been a TXO property due to the differing size, structure, operations and accounting policies of White Rock and TXO. The accompanying statement also does not include provisions for depreciation, depletion, amortization and accretion, as such amounts would not be indicative of the costs that TXO will incur upon the allocation of the purchase price paid for the Williston Basin Properties. Furthermore, no balance sheet has been presented for the Williston Basin Properties because the acquired properties were not accounted for as a separate subsidiary or division of White Rock and complete financial statements are not available, nor has information about the Williston Basin Properties’ operating, investing and financing cash flows been provided for similar reasons. Accordingly, the historical Statement of Revenues and Direct Operating Expenses of White Rock is presented in lieu of the full financial statements required under Item 3-05 of Securities and Exchange Commission (“SEC”) Regulation S-X.

This Statement of Revenues and Direct Operating Expenses is not indicative of the results of operations for the Williston Basin Properties on a go forward basis.

(2) Summary of Significant Accounting Policies

Use of Estimates—The Statement of Revenues and Direct Operating Expenses is derived from the historical operating statements of White Rock. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the respective reporting periods. Actual results could be different from those estimates.

Revenue Recognition—Total revenues in the accompanying statements include the sale of crude oil, natural gas liquids and natural gas, net of royalties. White Rock recognizes revenues upon the satisfaction of the applicable performance obligation, which occurs at the point in time when control of the product transfers to a customer, in an amount that reflects the consideration to which White Rock expects to be entitled in exchange for such product.

For the year ended December 31, 2024 one customer and for the year ended December 31, 2023 two customers accounted for more than 10% of the total revenues of the Williston Basin Properties.

Notes to the Statements of Revenues and Direct Operating Expenses

of the White Rock Energy Properties

Direct Operating Expenses—Direct operating expenses are recognized when incurred and consist of direct expenses of operating the Williston Basin Properties. The direct operating expenses include lease operating, production taxes, processing and transportation expenses. Lease operating expenses include lifting costs, well repair expenses, facility maintenance expenses, well workover costs, and other field related expenses. Lease operating expenses also include expenses directly associated with support personnel, support services, equipment, and facilities directly related to oil and gas production activities.

(3) Contingencies

The activities of the Williston Basin Properties may become subject to potential claims and litigation in the normal course of operations. TXO does not believe that any liability resulting from any pending or threatened litigation will have a material adverse effect on the operations or financial results of the Williston Basin Properties.

(4) Subsequent Events

TXO has evaluated events through October 8, 2025, the date the Statements of Revenues and Direct Operating Expenses were available to be issued, and are not aware of any events that have occurred that require adjustments to or disclosure in the financial statements.

Supplementary Oil and Gas Disclosures (Unaudited)

Supplemental reserve information

The following unaudited supplemental reserve information summarizes the net proved reserves of oil, natural gas liquids and natural gas and the standardized measure thereof attributable to the Williston Basin Properties as of December 31, 2024 and December 31, 2023. All of the reserves are located in the United States. The reserve disclosures are based on reserve studies prepared in accordance with the guidelines established by the SEC.

There are numerous uncertainties inherent in estimating quantities and values of proved reserves and in projecting future rates of production and the amount and timing of development expenditures, including many factors beyond the property owner’s control. Reserve engineering is a subjective process of estimating the recovery from underground accumulations of oil, natural gas liquids and natural gas that cannot be measured in an exact manner, and the accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Because all reserve estimates are to some degree subjective, the quantities of oil, natural gas liquids and natural gas that are ultimately recovered, production and operating costs, the amount and timing of future development expenditures and future oil, natural gas liquids and natural gas sales prices may each differ from those assumed in these estimates. In addition, different reserve engineers may make different estimates of reserve quantities and cash flows based upon the same available data. The standardized measure shown below represents estimates only and should not be construed as the current market value of the estimated oil, natural gas liquids and natural gas reserves attributable to the Williston Basin Properties. In this regard, the information set forth in the following tables includes revisions of reserve estimates attributable to proved properties included in the preceding year’s estimates. Such revisions reflect additional information from subsequent development activities, production history of the Williston Basin Properties and any adjustments in the projected economic life of such property resulting from changes in product prices.

Notes to the Statements of Revenues and Direct Operating Expenses

of the White Rock Energy Properties

Estimated quantities of oil, NGL and gas reserves

The following table sets forth certain data pertaining to the Williston Basin Properties proved developed reserves as of December 31, 2024, December 31, 2023 and December 31, 2022 and for the period from December 31, 2022 to December 31, 2024.

	Oil (MBbl)	NGL (MBbl)	Gas (MMCF)	Total (MBoe)
December 31, 2022	7,886	1,998	7,306	11,102
Revision of previous estimates	1,752	151	600	2,003
Production	(1,292)	(280)	(1,021)	(1,742)

December 31, 2023	8,346	1,869	6,885	11,363
Revision of previous estimates	3,743	616	2,367	4,753
Production	(2,033)	(290)	(1,093)	(2,505)

Ending balance, December 31, 2024	10,056	2,195	8,159	13,611

Proved Developed Reserves
December 31, 2022	7,886	1,998	7,306	11,102
December 31, 2023	8,346	1,869	6,885	11,363
December 31, 2024	10,056	2,195	8,159	13,611

Standardized Measure of Discounted Future Net Cash Flows

The Standardized Measure of Discounted Future Net Cash Flows (excluding income tax expense) relating to proved crude oil, natural gas liquids and natural gas reserves is presented below:

	December 31, 2024	December 31, 2023
Future cash inflows	$766,309	$663,085
Future development and abandonment costs(a)	(42,292)	(42,292)
Future production expense	(317,702)	(283,969)

Future net cash flows	406,315	336,824
Discounted at 10% per year	(134,136)	(115,567)

Standardized measure of discounted future net cash flows	$272,179	$221,257

(a)

Future development and abandonment costs include $42.3 million as of December 31, 2024 and December 31, 2023, of undiscounted future asset retirement expenditures estimated as of those dates using current estimates of future abandonment costs.

Notes to the Statements of Revenues and Direct Operating Expenses

of the White Rock Energy Properties

The Standardized Measure of Discounted Future Net Cash Flows (discounted at 10%) from production of proved reserves was developed as follows:

•	An estimate was made of the quantity of proved reserves and the future periods in which they are expected to be produced based on current economic conditions.

•

In accordance with SEC guidelines, the engineers’ estimates of future net revenues from proved properties and the present value thereof are made using the twelve-month average of the first-day-of-the-month reference prices as adjusted for location and quality differentials. These prices are held constant throughout the life of the properties, except where such guidelines permit alternate treatment. Average realized oil prices used in the estimation of proved reserves and calculation of the standardized measure were $70.58 for 2024, $73.14 for 2023 and $88.76 for 2022. Average realized natural gas liquids prices were $20.08 for 2024, $20.75 for 2023 and $25.13 for 2022. Average realized gas prices were $1.53 for 2024, $2.02 for 2023 and $7.72 for 2022.

•

The future gross revenue streams were reduced by estimated future operating costs and future development and abandonment costs, all of which were based on current costs in effect at the date presented and held constant throughout the life of the properties.

As described in Note 1, these Statements of Revenue and Direct Operating Expenses do not include income tax expense or balance sheet information; therefore, income tax and capital expenditure estimates were omitted from the Standardized Measure of Discounted Future Net Cash Flows calculation. The principal sources of changes in the Standardized Measure of Discounted Future Net Cash Flows for each of the periods presented below are as follows:

	Years ended
	December 31, 2024	December 31, 2023
Balance, beginning of year	$221,257	$265,428
Oil and gas sales, net of production costs	(117,871)	(75,611)
Net change in sales prices and production costs	21,982	(61,303)
Changes in production rates (timing) and other	26,808	23,736
Revisions of quantity estimates	97,877	42,464
Accretion of discount	22,126	26,543

Standardized measure of discounted future net cash flows	$272,179	$221,257